THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

Investec Global Franchise Fund

Investec Emerging Markets Equity Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated January 13, 2020 to the

Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2019, as supplemented April 26, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On November 29, 2019, the Investec Group (comprising Investec plc and Investec Limited) announced that, subject to the approval of the Investec Group’s shareholders and other customary approvals, the Investec Group’s asset management business (including Investec Asset Management North America, Inc. (“IAM NA”), the investment adviser of the Funds) is expected to be demerged from the Investec Group, and separately listed, on March 13, 2020 (the “Transaction”). In connection with the Transaction, IAM NA is expected to be renamed Ninety One North America, Inc. (“Ninety One NA”) and the Funds are expected to be renamed as follows:

Current Name	New Name
Investec Global Franchise Fund	Ninety One Global Franchise Fund
Investec Emerging Markets Equity Fund	Ninety One Emerging Markets Equity Fund

The Transaction could be deemed to result in a change of control of IAM NA under the Investment Company Act of 1940, as amended (the “1940 Act”), and consequently in the assignment and automatic termination, pursuant to the 1940 Act, of the current investment advisory agreement between the Trust, on behalf of each Fund, and IAM NA. Accordingly, the Board of Trustees of the Trust (the “Board”), at a meeting held on December 12, 2019 (the “Board Meeting”), unanimously approved a new investment advisory agreement between the Trust, on behalf of each Fund, and Ninety One NA (the “New Agreement”), which would become effective upon shareholder approval. At the Board Meeting, the Board also unanimously approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and Ninety One NA (the “Interim Agreement”), which would become effective at the time of the Transaction, under which Ninety One NA could provide investment advisory services to each Fund for up to 150 days between the effective date of the Interim Agreement and shareholder approval of the New Agreement. Shareholders of each Fund as of a record date to be determined will receive a proxy statement for a special meeting of shareholders of the Fund, at which approval of the New Agreement will be considered.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement carefully because it will contain important information regarding the New Agreement and Ninety One NA. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

INV-SK-005-0100